Exhibit 10.7

EXECUTION VERSION

AMENDMENT NO. 1 TO WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

AMERICAN APPAREL, INC.

AMENDMENT NO. 1 (this “Amendment”), dated April 26, 2011 (the “Effective Date”), to the Warrant to Purchase Shares of Common Stock of American Apparel, Inc., dated March 24, 2011, No. W-A-11-1 (the “Warrant”), issued by American Apparel, Inc., a Delaware corporation (together with its successors and assigns, the “Issuer”), to Lion/Hollywood L.L.C. (“Lion”).

WHEREAS, the Issuer issued the Warrant on March 24, 2011, pursuant to that certain Credit Agreement, dated as of March 13, 2009 (as amended, modified or waived, the “Lion Credit Agreement”), among the Issuer, certain subsidiaries of the Issuer as facility guarantors, Wilmington Trust FSB, in its capacity as administrative agent and in its capacity as collateral agent thereunder, Lion Capital (Americas) Inc., as a lender, and Lion, as a lender, and the other lenders from time to time party thereto;

WHEREAS, on or about the date hereof, the Issuer issued shares of Common Stock to certain purchasers pursuant to the Purchase Agreements (as defined in the Lion Credit Agreement), which issuance constituted the Initial Equity Sale (as defined in the Lion Credit Agreement); and

WHEREAS, pursuant to Sections 5.14(b) and 5.16 of the Lion Credit Agreement and in accordance with Section 13 of the Warrant, the Issuer and Lion desire to amend the Warrant as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the undersigned hereby agree as follows:

1. Amendments to Warrant. Effective as of the Effective Date, the Warrant is hereby amended as follows:

(a) Section 4(g)(viii) of the Warrant is hereby amended and restated to read in its entirety as follows:

(viii) Adjustments Pursuant to Credit Agreement. In the event of an Equity Sale, Convertible Sale or Debt Exchange (as such terms are defined in the Credit Agreement) to which adjustments in Section 5.14(b) or Section 5.16(a) of the Credit Agreement apply, no adjustments shall be required pursuant to this Section 4 for such Equity Sale, Convertible Sale or Debt Exchange, and the only adjustments required shall be those required by Section 5.14(b) and Section 5.16(a) of the Credit Agreement.

(b) The definition of “Warrant Price” contained in Section 11 of the Warrant is hereby amended and restated to read in its entirety as follows:

“Warrant Price” initially means $1.00, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant or in the Credit Agreement, including Section 4 hereof.

2. Amendment and Waiver. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, obligations, covenants or agreements contained in the Warrant, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only following the Effective Date and only with respect to the provisions of the Warrant specifically referred to herein. After the Effective Date, any reference in any document to the Warrant shall mean the Warrant as amended by this Amendment, and this Amendment and the Warrant shall be read together and construed as a single instrument.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

4. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Amendment, but this Amendment shall be construed as if such unenforceable provision had never been contained herein.

5. Headings. The headings of the Sections of this Amendment are for convenience of reference only and shall not, for any purpose, be deemed a part of this Amendment.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

AMERICAN APPAREL, INC.

By:	/s/ John Luttrell
Name:	John Luttrell
Title:	Executive Vice President and Chief
Financial Officer

LION/HOLLYWOOD L.L.C.

By:	/s/ Jacob Capps
Name:	Jacob Capps
Title:	President

[Signature Page to Amendment No. 1 to Warrant]